GOODWILL	12 Months Ended
Dec. 31, 2020
GOODWILL [Abstract]
GOODWILL
NOTE 8:-	GOODWILL

With effect from January 1, 2019, as a result of the reorganization of the Company’s reporting structure into two business segments, the Company identifies two reporting units to which goodwill relates:

1.	Products reporting unit which comprises the Products segment and;
2.	BAZ reporting unit within the Projects segment.

a.	Goodwill annual impairment test for the year ended December 31, 2020:

During the year ended December 31, 2020 and 2019 the Company did not record any goodwill impairment charges.

Goodwill annual impairment test for the Products segment:

The material assumptions used for the goodwill annual impairment test for the Products segment, according to the income approach for 2020 were five years of projected net cash flows, a weighted average cost of capital rate of 13% and a long-term growth rate of 3%. The Company considered historical rates and current market conditions when determining the discount and growth rates to use in its analyses. If these estimates or their related assumptions change in the future, the Company may be required to record impairment charges for its goodwill. As required by ASC 820, "Fair Value Measurements and Disclosures," the Company applies assumptions that marketplace participants would consider in determining the fair value of its reporting unit.

Goodwill annual impairment test for the BAZ reporting unit within the Project segment:

The material assumptions used for the goodwill annual impairment test for the BAZ reporting unit within the Project segment, according to the income approach for 2020 were five years of projected net cash flows, a weighted average cost of capital rate of 15% and a long-term growth rate of 1.5%. The Company considered historical rates and current market conditions when determining the discount and growth rates to use in its analyses. If these estimates or their related assumptions change in the future, the Company may be required to record impairment charges for its goodwill.

b.	Goodwill annual impairment test for the year ended December 31, 2018:

In 2018, for the purposes of impairment testing of goodwill, the Company identified four reporting units: (1) PIDS reporting unit within the Products segment, (2) BAZ reporting unit within the Project segment, (3) Cyber security and (4) Video reporting units, both the Cyber security and the Video reporting units were included within the former Video and Cyber security segment.

In 2018, the excess of the reporting unit’s carrying amount over its fair value, for the Cyber security reporting unit within the former Video and Cyber security segment (currently included whiting the products segment), represented an impairment loss of goodwill in the amount of $979 which was recorded as part of the general and administrative expenses in the statements of operations.

c.	Changes in the carrying amount of goodwill as of December 31, 2020 and 2019 are as follows:

	Products	Projects	Total

As of January 1, 2019	$10,881	$239	$11,120

Foreign currency translation adjustments	363	21	384

As of December 31, 2019	11,244	260	11,504

Foreign currency translation adjustments	263	19	282

As of December 31, 2020	$11,507	$279	$11,786